  Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned have executed this certification in connection with the filing with the Securities and Exchange Commission of the Companyís Quarterly Report on Form 10-Q for the period ending March 31, 2015.  The undersigned hereby certify that to our knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:    September 29, 2016

/s/ Robert McDermott
Robert McDermott
President and Chief Executive Officer

/s/ Don Sproat
Don Sproat
Chief Financial Officer